Exhibit 99.2

FIRST QUARTER 2016

Supplemental Information

MEDICALPROPERTIESTRUST.COM

FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

On the Cover: Clinica La Vialarda - Biella, Italy. Acquired in 2015.

Q1 2016 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW

Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.

OFFICERS

Edward K. Aldag, Jr.	Chairman, President and Chief Executive Officer

R. Steven Hamner	Executive Vice President and Chief Financial Officer

Emmett E. McLean	Executive Vice President, Chief Operating Officer, Treasurer and Secretary

Frank R. Williams, Jr.	Senior Vice President, Senior Managing Director - Acquisitions

J. Kevin Hanna	Vice President, Controller and Chief Accounting Officer

BOARD OF DIRECTORS

Edward K. Aldag, Jr.	From Left: J. Kevin Hanna, Emmett E. McLean, Edward K. Aldag, Jr., R. Steven Hamner, and Frank R. Williams, Jr.
G. Steven Dawson
R. Steven Hamner
Robert. E. Holmes, Ph.D.
Sherry A. Kellett
William G. McKenzie
D. Paul Sparks, Jr.
CORPORATE HEADQUARTERS
Medical Properties Trust, Inc.
1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755
(205) 969-3756 (fax) www.medicalpropertiestrust.com

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MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW (continued)

INVESTOR RELATIONS Tim Berryman | Director - Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com	CAPITAL MARKETS Charles Lambert | Managing Director - Capital Markets (205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT	STOCK EXCHANGE	SENIOR UNSECURED
American Stock Transfer	LISTING AND	DEBT RATINGS
and Trust Company	TRADING SYMBOL	Moody’s – Ba1
6201 15th Avenue	New York Stock Exchange	Standard & Poor’s – BBB-
Brooklyn, NY 11219	(NYSE): MPW

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data)

	For the Three Months Ended
	March 31, 2016	March 31, 2015
FFO INFORMATION:
Net income attributable to MPT common stockholders	$57,927	$35,897
Participating securities’ share in earnings	(144)	(266)

Net income, less participating securities’ share in earnings	$57,783	$35,631
Depreciation and amortization(A)	21,472	14,756
Gain on sale of real estate	(40)	—

Funds from operations	$79,215	$50,387
Unutilized financing fees / debt refinancing costs	4	238
Acquisition expenses(A)	4,233	6,239

Normalized funds from operations	$83,452	$56,864
Share-based compensation	1,695	2,603
Debt costs amortization	1,835	1,377
Additional rent received in advance(B)	(300)	(300)
Straight-line rent revenue and other	(10,829)	(6,332)

Adjusted funds from operations	$75,853	$54,212

PER DILUTED SHARE DATA:
Net income, less participating securities’ share in earnings	$0.24	$0.17
Depreciation and amortization(A)	0.09	0.08
Gain on sale of real estate	—	—

Funds from operations	$0.33	$0.25
Unutilized financing fees / debt refinancing costs	—	—
Acquisition expenses(A)	0.02	0.03

Normalized funds from operations	$0.35	$0.28
Share-based compensation	0.01	0.01
Debt costs amortization	0.01	0.01
Additional rent received in advance(B)	—	—
Straight-line rent revenue and other	(0.05)	(0.03)

Adjusted funds from operations	$0.32	$0.27

(A)	For the first quarter of 2016, we included $0.3 million and $5.3 million of our share of real estate depreciation and acquisition expenses, respectively, from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the “Interest and other expenses, net” line on the consolidated statements of income.
(B)	Represents additional rent received from one tenant in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life.

Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT SUMMARY

(as of March 31, 2016)

($ amounts in thousands)

Debt Instrument	Rate Type	Rate		Balance
2016 Unsecured Notes	Fixed	5.59	%(A)	$125,000
Northland – Mortgage Capital Term Loan	Fixed	6.20%		13,326
2018 Credit Facility Revolver	Variable	1.84	%(B)	645,000
2019 Term Loan	Variable	2.09%		250,000
5.75% Notes Due 2020 (Euro)(C)	Fixed	5.75%		227,600
6.875% Notes Due 2021	Fixed	6.88%		450,000
4.00% Notes Due 2022 (Euro)(C)	Fixed	4.00%		569,000
6.375% Notes Due 2022	Fixed	6.38%		350,000
6.375% Notes Due 2024	Fixed	6.38%		500,000
5.50% Notes Due 2024	Fixed	5.50%		300,000

				$3,429,926
Debt premium				2,079
Debt issuance costs				(35,401)

Weighted average rate		4.74%		$3,396,604

(A)	Represents the weighted-average rate for four tranches of the Notes at March 31, 2016, factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes.
(B)	At March 31, 2016, this represents a $1.3 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%.
(C)	Represents 700 million of bonds issued in Euros and converted to U.S. dollars at March 31, 2016.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

(as of March 31, 2016)

($ amounts in thousands)

Debt Instrument	2016	2017	2018	2019	2020	Thereafter
2016 Unsecured Notes	$125,000	$—	$—	$—	$—	$—
Northland – Mortgage Capital Term Loan	225	320	12,781	—	—	—
2018 Credit Facility Revolver	—	—	645,000	—	—	—
2019 Term Loan	—	—	—	250,000	—	—
5.75% Notes Due 2020 (Euro)	—	—	—	—	227,600	—
6.875% Notes Due 2021	—	—	—	—	—	450,000
4.00% Notes Due 2022 (Euro)	—	—	—	—	—	569,000
6.375% Notes Due 2022	—	—	—	—	—	350,000
6.375% Notes Due 2024	—	—	—	—	—	500,000
5.50% Notes Due 2024	—	—	—	—	—	300,000

	$125,225	$320	$657,781	$250,000	$227,600	$2,169,000

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MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

PRO FORMA NET DEBT / ANNUALIZED EBITDA

(Unaudited)

(Amounts in thousands)

For the Three Months Ended
March 31, 2016
Net income attributable to MPT common stockholders	$57,927
Pro forma adjustments for capital transactions, acquisitions / dispositions that occurred after the period (A)	(10,563)

Pro forma net income	$47,364
Add back:
Interest Expense	39,369
Debt refinancing costs	4
Depreciation and amortization	22,025
Stock-based compensation	1,695
Mid-quarter acquisitions	—
Mid-quarter development openings and investments	668
Estimated earnings from CIP funding	1,654
Gain on real estate dispositions	(40)
Acquisition expenses	4,233
Income tax expense	319

1Q 2016 Pro forma EBITDA	$117,291

Annualization	$469,164

Total debt	$3,396,604
Pro forma changes to debt balance after March 31, 2016 (A)	(550,000)
Cash	(206,410)

Net debt	$2,640,194

Net debt / pro forma annualized EBITDA	5.6x

(A)	Reflects impact from previously disclosed Capella transactions.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of March 31, 2016)

($ amounts in thousands)

Years of Maturities (A)	Total Leases/Loans	Base Rent/Interest (B)	Percent of Total Base Rent/Interest
2016	1	$2,250	0.5%
2017	—	—	0.0%
2018	1	2,007	0.5%
2019	2	5,017	1.2%
2020	5	10,640	2.5%
2021	2	11,341	2.7%
2022	15	73,550	17.6%
2023	4	12,599	3.0%
2024	2	4,782	1.1%
2025	8	23,682	5.7%
Thereafter (C)	147	272,622	65.2%

	187	$418,490	100.0%

(A)	Excludes 8 of our properties that are under development. Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.
(B)	Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).
(C)	Excludes two Capella mortgage loans that were paid in full as of April 30, 2016.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY ASSET TYPE

(March 31, 2016)

($ amounts in thousands)

Asset Types	Total Gross Assets		Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
General Acute Care Hospitals(A)(B)	$3,437,832		60.7%	$83,510	61.9%
Inpatient Rehabilitation Hospitals	1,555,102		27.5%	38,123	28.2%
Long-Term Acute Care Hospitals	462,794		8.2%	13,366	9.9%
Other assets	207,102		3.6%	—	—

Total	$5,662,830	(C)	100.0%	$134,999	100.0%

(A)	Includes three medical office buildings.
(B)	Represents the repayment of mortgage and acquisition loans, along with the sale of our equity interest in Capella as of April 30, 2016; however, it includes two new loans totaling $143 million that were issued as part of the same transaction.
(C)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments assuming all real estate commitments are fully funded.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY OPERATOR

(March 31, 2016)

($ amounts in thousands)

Operators	Total Gross Assets		Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Prime Healthcare	$1,125,994		19.9%	$28,897	21.4%
MEDIAN	1,080,381		19.1%	23,510	17.4%
Ernest Health, Inc.	581,087		10.3%	16,406	12.2%
Capella Healthcare, Inc.	510,895	(A)	9.0%	21,477	15.9%
Adeptus Healthcare	500,000		8.8%	7,676	5.7%
24 operators	1,657,371		29.3%	37,033	27.4%
Other assets	207,102		3.6%	—	—

Total	$5,662,830	(B)	100.0%	$134,999	100.0%

(A)	Reflects the repayment of mortgage and acquisition loans, along with the sale of our equity interest in Capella on April 30, 2016; however, it includes two new loans totaling $143 million that were issued as part of the same transaction.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments assuming all real estate commitments are fully funded.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(March 31, 2016)

($ amounts in thousands)

U.S. States and Other Countries	Total Gross Assets		Percentage of Gross Assets	Total Revenue	Percentage of Total Revenue
Texas	$1,077,738		24.5%	$24,472	22.2%
California	547,082		12.4%	16,597	15.0%
New Jersey	434,204		9.9%	8,612	7.8%
Arizona	304,663		6.9%	5,797	5.3%
Missouri	210,921		4.8%	4,905	4.4%
24 Other States(C)	1,638,859		37.3%	50,001	45.3%
Other assets(A)	185,394		4.2%	—	—

United States	$4,398,861		100.0%	$110,384	100.0%
Germany	$1,080,381		85.5%	$23,510	95.5%
Italy(A)	96,915		7.7%	—	—
Spain(A)	24,399		1.9%	83	0.3%
United Kingdom	40,566		3.2%	1,022	4.2%
Other assets(A)	21,708		1.7%	—	—

International	$1,263,969		100.0%	$24,615	100.0%

Total	$5,662,830	(B)		$134,999

(A)	Includes our equity investments, of which related income is reflected in other income in our income statement.
(B)	Represents investment concentration as a percentage of gross real estate assets, other loans, and equity investments assuming all real estate commitments are fully funded.
(C)	Reflects the repayment of mortgage and acquisition loans, along with the sale of our equity interest in Capella as of April 30, 2016; however, it includes two new loans totaling $143 million that were issued as part of the same transaction.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR(A) Rent Coverage

YoY and Sequential Quarter Comparisons by Property Type

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM	Investment (in thousands)	No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$302,688	6	12.2%
3.00x - 4.49x	182,111	3	7.3%
1.50x - 2.99x	153,823	3	6.2%
Less than 1.50x	29,833	1	1.2%
Total Master Leased and/or with Parent Guaranty: 2.8x	$1,814,160	67	73.1%
General Acute Master Leased and/or with Parent Guaranty: 3.6x	850,332	20	34.3%
Inpatient Rehabilitation Facilities Master Leased and/or with Parent Guaranty: 2.0x	571,127	27	23.0%
Long-Term Acute Care Hospitals Master Leased and/or with Parent Guaranty: 2.0x	392,701	20	15.8%

(A)	EBITDAR adjusted for non-recurring items.

Notes:

(1)	Same Store represents properties with at least 24 months of financial reporting data as of December 31, 2015. Properties that do not provide financial reporting and disposed assets are not included.
(2)	Freestanding ERs will be reported as a distinct property type when MPT’s original $100 million commitment has 24 months of financial reporting data.
(3)	All data presented is on a trailing twelve month (“TTM”) basis.

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MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS IN 2016

($ amounts in thousands)

Operator	Location	Costs Incurred as of 3/31/2016	Rent Commencement Date	Acquisition / Development
Adeptus Health	Houston, TX	$2,866	3/28/2016	Development
Adeptus Health	Helotes, TX	7,381	3/10/2016	Development
Adeptus Health	Frisco, TX	3,850	3/4/2016	Development
Adeptus Health	Longmont, CO	3,921	2/10/2016	Development
Adeptus Health	Rosenberg, TX	4,260	1/15/2016	Development

		$22,278

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF MARCH 31, 2016

($ amounts in thousands)

Operator	Commitment	Costs Incurred as of 3/31/2016	Estimated Completion Date
Ernest Health	$19,212	$16,894	2Q 2016
Adeptus Health	12,639	8,734	2Q 2016
Adeptus Health	62,155	36,257	3Q 2016
Adeptus Health	61,997	8,745	2Q 2017
Adeptus Health	123,033	—	Various

	$279,036	$70,630

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands except per share data)

	For the Three Months Ended
	March 31, 2016	March 31, 2015
	(Unaudited)	(Unaudited)
Revenues
Rent billed	$74,061	$53,100
Straight-line rent	8,217	4,728
Income from direct financing leases	18,951	12,555
Interest and fee income	33,770	25,578

Total revenues	134,999	95,961
Expenses
Real estate depreciation and amortization	21,142	14,756
Property-related	901	351
Acquisition expenses(A)	(1,065)	6,239
General and administrative	11,471	10,905

Total operating expenses	32,449	32,251

Operating income	102,550	63,710
Interest and other expense, net	(44,005)	(27,359)
Income tax expense	(319)	(375)

Income from continuing operations	58,226	35,976
Loss from discontinued operations	(1)	—

Net income	58,225	35,976
Net income attributable to non-controlling interests	(298)	(79)

Net income attributable to MPT common stockholders	$57,927	$35,897

Earnings per common share – basic:
Income from continuing operations	$0.24	$0.18
Loss from discontinued operations	—	—

Net income attributable to MPT common stockholders	$0.24	$0.18

Earnings per common share – diluted:
Income from continuing operations	$0.24	$0.17
Loss from discontinued operations	—	—

Net income attributable to MPT common stockholders	$0.24	$0.17

Dividends declared per common share	$0.22	$0.22
Weighted average shares outstanding – basic	237,510	202,958
Weighted average shares outstanding – diluted	237,819	203,615

(A)	Included in the 2016 first quarter is an adjustment of $1.9 million reflecting a decrease in our estimate of real estate transfer taxes due on our 2015 acquisitions in Germany.

Q1 2016 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands except per share data)

	March 31, 2016	December 31, 2015
	(Unaudited)	(A)
ASSETS
Real estate assets
Land, buildings and improvements, intangible lease assets, and other	$3,395,836	$3,297,705
Net investment in direct financing leases	630,482	626,996
Mortgage loans	757,578	757,581

Gross investment in real estate assets	4,783,896	4,682,282
Accumulated depreciation and amortization	(280,099)	(257,928)

Net investment in real estate assets	4,503,797	4,424,354
Cash and cash equivalents	206,410	195,541
Interest and rent receivables	50,467	46,939
Straight-line rent receivables	90,791	82,155
Other assets	858,930	860,362

Total Assets	$5,710,395	$5,609,351

LIABILITIES AND EQUITY
Liabilities
Debt, net	$3,396,604	$3,322,541
Accounts payable and accrued expenses	139,443	137,356
Deferred revenue	21,585	29,358
Lease deposits and other obligations to tenants	16,615	12,831

Total liabilities	3,574,247	3,502,086
Equity
Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding	—	—
Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 237,242 shares at March 31, 2016 and 236,744 shares at December 31, 2015	237	237
Additional paid in capital	2,595,725	2,593,827
Distributions in excess of net income	(413,108)	(418,650)
Accumulated other comprehensive loss	(51,482)	(72,884)
Treasury shares, at cost	(262)	(262)

Total Medical Properties Trust, Inc. Stockholders’ Equity	2,131,110	2,102,268

Non-controlling interests	5,038	4,997

Total equity	2,136,148	2,107,265

Total Liabilities and Equity	$5,710,395	$5,609,351

(A)	Financials have been derived from the prior year audited financial statements.

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MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

DETAIL OF OTHER ASSETS AS OF MARCH 31, 2016

($ amounts in thousands)

Operator	Investment		Annual Interest Rate	YTD RIDEA Income(C)		Security / Credit Enhancements
Non-Operating Loans
Vibra Healthcare acquisition loan(A)	$7,951		10.25%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Vibra Healthcare working capital	5,233		9.50%			Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent
Post Acute Medical working capital	4,290		11.48%			Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate
Alecto working capital	16,680		11.21%			Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC working capital	11,424		10.73%			Secured and cross-defaulted with real estate and guaranteed by Parent
Ernest Health	22,667		9.10%			Secured and cross-defaulted with real estate and guaranteed by Parent
Other	10,777

	79,022
Operating Loans
Ernest Health, Inc.(B)	93,200		15.00%	$3,793		Secured and cross-defaulted with real estate and guaranteed by Parent
Capella	487,685	(F)	8.00%	9,754		Secured and cross-defaulted with real estate and guaranteed by Parent
IKJG/HUMC convertible loan	3,352			54		Secured and cross-defaulted with real estate and guaranteed by Parent

	584,237			13,601
Equity investments(G)
Domestic	19,202			56
International(E)	110,626			573	(H)
Lease and cash collateral	3,494					Not applicable
Other assets(D)	62,349					Not applicable

Total	$858,930			$14,230

(A)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(B)	Cash rate is 10% effective March 1, 2014. Due to compounding, effective interest rate is 16.28%.
(C)	Income earned on operating loans is reflected in the interest income line of the income statement.
(D)	Includes prepaid expenses, office property and equipment and other.
(E)	Includes equity investments in Spain, Italy, and Germany.
(F)	This acquisition loan was paid in full as of April 30, 2016; however, we issued two new loans totaling $143 million as part of the same transaction.
(G)	All earnings in income from equity investments are reported on a one quarter lag basis.
(H)	Excludes $0.3 million and $5.3 million of our share of real estate depreciation and acquisition expenses of certain unconsolidated joint ventures.

Q1 2016  |  SUPPLEMENTAL INFORMATION    17

Medical Properties Trust

1000 Urban Center Drive, Suite 501
Birmingham, AL 35242
(205) 969-3755 NYSE: MPW
www.medicalpropertiestrust.com

Contact:
Charles Lambert, *Managing Director - Capital Markets*
(205) 397-8897 or clambert@medicalpropertiestrust.com
or
Tim Berryman, *Director - Investor Relations*
(205) 397-8589 or tberryman@medicalpropertiestrust.com

AT THE VERY HEART OF HEALTHCARE.